                                                                    EXHIBIT 10.7

                            ACCOUNT CONTROL AGREEMENT

                  ACCOUNT CONTROL AGREEMENT (this "AGREEMENT") dated as of May 14, 2001 is made by and among BGLS INC., a company duly organized under the laws of Delaware (the "COMPANY"); United States Trust Company of New York, a New York banking corporation, acting in its capacity as collateral agent for the purchasers of the Notes (in such capacity, together with its successors and permitted assigns, the "COLLATERAL AGENT"); and Bank of America, N.A. (together with its successors and permitted assigns, the "SECURITIES INTERMEDIARY"). In addition, all terms used herein and defined in the Uniform Commercial Code of the State of New York (as amended and in effect from time to time, the "UNIFORM COMMERCIAL CODE") shall have the respective meanings given to those terms in the Uniform Commercial Code, except where the context otherwise requires.

                  SECTION 1. ESTABLISHMENT OF THE ACCOUNT.

                  (a) The parties hereto hereby confirm that the Company has caused the Securities Intermediary to establish, and the Securities Intermediary, acting as a "securities intermediary" (such term as used herein as defined in Section 8-102(a)(14)(ii) of the Uniform Commercial
         Code), has established account number 72-40-400-0372144 in the name of the Company (such account and any successor account, the "Account").

                  (b) The Account shall be maintained on the books and records of the Securities Intermediary as a "securities account" (such term as used herein as defined in Section 8-501(a) of the Uniform Commercial
         Code), and the Securities Intermediary agrees to treat the Company as the "entitlement holder" (as defined in Section 8-102(a)(7) of the Uniform Commercial Code) with respect to the Account.

                  (c) The Securities Intermediary agrees that all cash (which for purposes of this Agreement is hereby designated as a "financial asset" pursuant to Section 8-102(9)(iii) of the Uniform Commercial
         Code) and all securities described on EXHIBIT D to this Agreement ("PERMITTED SECURITIES") delivered to the Securities Intermediary by the Company or the Collateral Agent pursuant to the Pledge and Security Agreement, dated as of May 14, 2001, by and between the Company and the Collateral Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT") that are a type eligible to be held by a Federal Reserve Bank and/or the Depository Trust Company (each such Permitted Security, an "ELIGIBLE ASSET") will be promptly credited to the Account.

                  (d) The Securities Intermediary agrees that each item of property (whether cash, a security, an instrument or obligation, share, participation, interest or other property whatsoever) credited to or held in the Account shall be held and treated as a "financial asset" (such term as used herein as defined in Section 8-102(a)(9) of the Uniform Commercial Code).

                  (e) All securities and other property underlying any financial assets credited to the Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case shall any financial asset credited to the Account be registered in the name of the Company, payable to the order of the Company or specially indorsed to the Company.

                  SECTION 2. ENTITLEMENT ORDERS. The Company has granted to the Collateral Agent, pursuant to the Pledge Agreement, a security interest in all securities entitlements related to the Account, the Account itself and all financial assets held therein or credited thereto. In furtherance thereof, the Company hereby agrees that the Securities Intermediary may, and the Securities Intermediary hereby agrees that it shall, comply with "entitlement orders" (such term as used herein as defined in Section 8-102(a)(8) of the Uniform Commercial
Code) originated by the Company or the Collateral Agent and relating to the Account without further consent by the Company or any other Person (as defined below). In the event that the Securities Intermediary receives contradictory entitlement orders from the Company and the Collateral Agent and the Securities Intermediary has not (subject to SECTION 9 of this Agreement) already completely implemented the entitlement order of the Company, the Company hereby agrees that the Securities Intermediary may, and the Securities Intermediary hereby agrees that it shall, follow the entitlement order of the Collateral Agent. As used herein, "PERSON" means an individual, partnership corporation, limited liability company, association, trust, unincorporated association or a government agency or political subdivision thereof.

                  SECTION 3. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. The Securities Intermediary agrees that, except for payment of its fees, commissions, settlement of open orders, and repayment of any amount credited or paid to the Company and/or the Collateral Agent with respect to interest, dividends, or other income or proceeds at maturity or otherwise prior to receipt by the Securities Intermediary of finally collected funds therefor, it shall not assert any lien, encumbrance, claim or right against the Account or any financial assets held therein or credited thereto. The Company and the Collateral Agent agree that any lien, encumbrance, claim or right of the Securities Intermediary against the Account and/or any financial assets held therein or credited thereto for the payment of such fees, commissions, and settlements and repayment of any such amount credited or paid to the Company and/or the Collateral Agent shall be first and prior to the claims of the Collateral Agent and the Company to the Account and any financial assets held therein or credited thereto. Nothing in this Section 3 shall create any liability on the part of the Collateral Agent in respect of any amounts paid or credited to the Collateral Agent or otherwise, all of which liabilities shall be solely the obligation of the Company.

                  SECTION 4. CHOICE OF LAW. This Agreement shall be governed by the law of the State of New York without regard to its conflicts of laws principles. Regardless of any provision in any other agreement, for purposes of this Agreement, the Securities Intermediary and the other parties agree that the "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the Uniform Commercial Code) with respect to the Account (as well as the securities entitlements related thereto) shall be the State of New York, and this Agreement shall be deemed "an agreement between the securities intermediary and its entitlement holder" as described in Section 8-110(e)(1) of the Uniform Commercial Code.

                  SECTION 5. CONFLICT WITH OTHER AGREEMENTS. Other than trading receipts issued with respect to the crediting of financial assets to the Account prior to the date hereof, there are no other agreements entered into between the

Company and the Securities Intermediary with respect to the Account. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement between the Company and the Securities Intermediary with respect to the Account now existing or hereafter entered into, the terms of this Agreement shall prevail.

                  SECTION 6. AMENDMENTS. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto.

                  SECTION 7. NOTICE OF ADVERSE CLAIMS. Except for the claims and interest of the Collateral Agent and of the Company in the Account, the Securities Intermediary does not know of any claim to, or interest in, the Account or in any financial assets credited thereto or held therein. If the Securities Intermediary receives written notice that any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account or in any financial assets credited thereto or held therein, the Securities Intermediary shall promptly notify the Collateral Agent and the Company thereof.

                  SECTION 8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary hereby makes the following representations, warranties and covenants:

                  (a) The Securities Intermediary is a "securities intermediary" (as defined in Section 8-102(a)(14)(ii) of the Uniform Commercial Code) and is acting in such capacity with respect to the Account.

                  (b) The Account has been established as set forth in SECTION 1 of this Agreement and shall be maintained in the manner set forth herein until termination of this Agreement. The Securities Intermediary shall not change the name or account number of the Account without the prior written consent of the Collateral Agent, except as a result of computer system or accounting changes affecting accounts of the Securities Intermediary generally (in which case the Securities Intermediary shall provide prompt notice of such change to the Collateral Agent and the Company).

                  (c) This Agreement is the legal, valid and binding obligation of the Securities Intermediary enforceable against the Securities Intermediary in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (d) The Securities Intermediary has not entered into, and hereby agrees that until the termination of this Agreement, it shall not enter into, any agreement with any other Person (other than the Collateral Agent) relating to the Account (and/or any financial assets credited thereto) pursuant to which the Securities Intermediary has agreed or would agree, as the case may be, to comply with entitlement orders made by such Person. The Securities Intermediary has not entered



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         into any other agreement with the Company or any other Person purporting to limit or condition the obligation of or the Securities Intermediary to comply with entitlement orders as set forth in this Agreement.

                  SECTION 9. MAINTENANCE OF ACCOUNT. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in SECTION 2 of this Agreement, the Securities Intermediary agrees to maintain the Account as follows:

                  (a) NOTICE OF SOLE CONTROL. If at any time the Collateral Agent delivers to the Securities Intermediary a Notice of Sole Control (a "NOTICE OF SOLE CONTROL") in substantially the form set forth in EXHIBIT A to this Agreement, the Securities Intermediary agrees that, after receipt of such notice and until it receives a Notice of End of Sole Control (a "NOTICE OF END OF SOLE CONTROL") in substantially the form set forth in EXHIBIT B to this Agreement, it shall comply only with entitlement orders and other instructions originated by the Collateral Agent. To the extent that an entitlement order given by the Company has not been fully implemented at any time that the Securities Intermediary receives a Notice of Sole Control, the Securities Intermediary shall immediately cease implementing such entitlement order of the Company. Following the receipt by the Securities Intermediary of a Notice of End of Sole Control and unless and until a subsequent Notice of Sole Control is received by the Securities Intermediary, then the Securities Intermediary shall again, subject to
         SECTION 2 of this Agreement, follow the entitlement request originated by the Company.

                  (b) STATEMENTS AND CONFIRMATIONS. The Securities Intermediary shall promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Company and the Collateral Agent at the address set forth in SECTION 14 of this Agreement.

                  (c) TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service by the Company and all state and local taxing authorities under the name and taxpayer identification number of the Company.

                  SECTION 10. RESPONSIBILITIES OF THE SECURITIES INTERMEDIARY. The Securities Intermediary undertakes to perform only such duties as are expressly set forth herein and the Securities Intermediary shall not be bound by any agreement between the Collateral Agent and the Company or any other parties to which the Securities Intermediary is not a party, whether or not the Securities Intermediary has knowledge thereof. Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that the Securities Intermediary shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including without limitation, any action so taken at the request of the Collateral Agent, except for the Securities Intermediary's or such Person's own gross negligence or willful misconduct. Accordingly, the Securities Intermediary shall not incur any such liability with respect to (i) any action taken or omitted to be taken in good faith upon the advice of its counsel or counsel for the Collateral Agent given with respect to the duties or responsibilities of the Collateral Agent hereunder, or (ii) any action taken or omitted to be taken in

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reliance on any document, including any entitlement order, Notice of Sole
Control or Notice of End of Sole Control provided for in this Agreement, not only as to its due execution and to the validity and effectiveness of its provisions, but also the truth and accuracy of any information contained therein, which the Securities Intermediary shall in good faith believe to be genuine, to have been signed or presented by the proper Person or Persons. The Securities Intermediary shall have no responsibility or liability for complying with a Notice of Sole Control or a Notice of End of Sole Control or for complying with entitlement orders concerning the financial assets originated by the Collateral Agent.

                  The Securities Intermediary shall be deemed to have exercised reasonable care in the custody and preservation of the Account and financial assets in its possession if the Account and financial assets are accorded treatment substantially equal to that which the Securities Intermediary accords to similar property held by it as Securities Intermediary or in a comparable capacity, it being understood that the Securities Intermediary shall not have any responsibility for (a) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities or similar matters relative to any financial assets held in the Account, whether or not the Securities Intermediary has or is deemed to have knowledge or notice of such matters or (b) taking any steps to maintain the value of any property held in the Account or to preserve rights against any parties with respect thereto. The Securities Intermediary shall have no duty to see to the payment or discharge of any tax assessment or other governmental charge, or any other lien or encumbrance of any kind, owing, asserted or levied against, the Account or any financial assets held therein. The Securities Intermediary makes no representation as to the legality or validity of any document or agreement to which it is not a party or this Agreement (other than as to itself), the validity sufficiency of any financial assets held in the Account or the value of the Account or any financial asset held therein or credited thereto.

                  SECTION 11. INDEMNIFICATION.

                  (a) The Company agrees to pay, indemnify and hold the Securities Intermediary and each director, officer, employee, agent, bailee or other person acting on behalf of the Securities Intermediary, and each stockholder of any thereof, harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and disbursements of counsel and other advisers) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, including, without limitation, any amendment hereto; or in connection with the transactions contemplated by (i) this Agreement; or (ii) any other agreements to which the Company is a party and which are related to the financing of the Company that is closing in connection with the execution and delivery of this Agreement (including arising from the ordinary negligence of the person seeking indemnification), except to the extent caused by the gross negligence or willful misconduct of the person seeking indemnification.

                  (b) The obligations of the Company under this SECTION 11 shall survive the termination or modification of the other provisions of this Agreement and shall survive the commencement of a case under any applicable bankruptcy law on behalf of or against the Company or any other proceeding for the reorganization, management, adjustment of debt, dissolution or liquidation on behalf of or against any such Person and shall survive any dissolution of any such Person and shall survive the resignation or removal of the Securities Intermediary.

                  (c) The Collateral Agent shall have no liability (other than for its own gross negligence or willful misconduct) or duty to the Securities Intermediary, including without limitation under clauses (a) and (b) of this SECTION 11.

                  SECTION 12. SUCCESSORS AND ASSIGNS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

                  SECTION 13. TERMINATION. The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interests in the Account, are powers coupled with an interest and, except as otherwise provided by mandatory provisions of applicable law, shall neither be affected by the bankruptcy of the Company nor the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Collateral Agent in the Account have been terminated and the Collateral Agent has notified the Securities Intermediary of such termination in writing, substantially in the form of EXHIBIT C to this Agreement. Upon receipt of such notice, the Collateral Agent shall have no further right to originate entitlement orders concerning the Account. Notwithstanding the foregoing, the Securities Intermediary may cease to act as Securities Intermediary hereunder and terminate this Agreement by giving the Company and the Collateral Agent not less than thirty (30) days notice thereof.

                  SECTION 14. NOTICES. All notices, requests and other communications provided for herein shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" as specified under its name on the signature page hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier (with a confirming copy sent the same day by recognized overnight delivery service, charges prepaid) or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  SECTION 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 16. TITLES AND HEADINGS. Titles and headings to Sections and subsections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 17. ENTIRE AGREEMENT. This Agreement is the entire agreement among the parties hereto regarding the subject matter hereof and supersedes any prior agreements and contemporaneous oral agreements regarding its subject matter.

                  IN WITNESS WHEREOF, the Company, the Securities Intermediary and the Collateral Agent have caused this Agreement to be duly executed by their duly authorized officers all as of the date first above written.

                                       BGLS INC.

                                       By:  /s/ RICHARD J. LAMPEN
                                          -------------------------------------
                                           Name:    Richard J. Lampen
                                           Title:   Executive Vice President


                                       ADDRESS FOR NOTICES:

                                       100 S.E. Second Street
                                       Miami, Florida  33131
                                       Telephone:   (305) 579-8000
                                       Facsimile:   (305) 579-8009

                                       Attention:   Richard J. Lampen
                                                    Executive Vice President



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                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                    as Collateral Agent

                                    By: /s/ PATRICIA GALLAGHER
                                       ----------------------------------------
                                        Name: Patricia Gallagher
                                        Title: Assistant Vice President

                                    Address for Notices:

                                    114 West 47th Street, 25th Floor
                                    New York, New York  10036-1532
                                    Telephone:   (212) 852-1164
                                    Facsimile:   (212) 852-1626

                                    Attention:   Patricia Gallagher



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


                                      BANK OF AMERICA, N.A.

                                      as Securities Intermediary

                                      By:  /s/ DONALD CANFIELD
                                         -------------------------------------
                                          Name:    Donald Canfield
                                          Title:   SVP

                                      Address for Notices

                                      Bank of America, N.A.
                                      231 LaSalle Street
                                      Mail Code: IL-231-04-02
                                      Chicago, Illinois  60697
                                      Attention:   Donald Canfield
                                                    Sheila Sanders
                                                    Frank Hemeter
                                      Facsimile: (312) 987-0500
                                      Telephone: (312) 828-7574 (Canfield)
                                      Telephone: (312) 828-1423 (Sanders)
                                      Telephone: (312) 828-7548 (Hemeter)

                                                                       EXHIBIT A

             [Letterhead of United States Trust Company of New York]

                                     [Date]

Bank of America, N.A.
231 LaSalle Street
Mail Code: IL-231-04-02
Chicago, Illinois  60697
Facsimile:  (704) 987-0500
Attention:  Donald Canfield
            Sheila Sanders
            Frank Hemeter

                           Re: NOTICE OF SOLE CONTROL

Ladies and Gentlemen:


                  As referenced in the Account Control Agreement, dated May 14, 2001, among BGLS Inc., us and you (a copy of which is attached) we hereby give you notice of our sole control over account number ________________ (the "ACCOUNT") and all financial assets credited thereto. You are hereby instructed not to accept, and to cease implementing immediately, any entitlement orders or other instructions with respect to the Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                                   Very truly yours,

                                   United States Trust Company of New York

                                   By:
                                        -------------------------------------
                                        Name:
                                        Title:

cc:  BGLS Inc.

                                                                       EXHIBIT B

             [Letterhead of United States Trust Company of New York]

                                     [Date]

Bank of America, N.A.
231 LaSalle Street
Mail Code: IL-231-04-02
Chicago, Illinois  60697
Facsimile:  (704) 987-0500
Attention:  Donald Canfield
            Sheila Sanders
            Frank Hemeter

                        Re: NOTICE OF END OF SOLE CONTROL

Ladies and Gentlemen:


                  As referenced in the Account Control Agreement, dated May 14, 2001 (the "AGREEMENT"), among BGLS Inc., us and you (a copy of which is attached) we hereby give you notice of the end of our sole control over account number ________________ (the "ACCOUNT") and all financial assets credited thereto. Accordingly, subject to the delivery of a Notice of Sole Control in the future, the limitations of SECTION 8(A) of this Agreement as to your following entitlement orders of the Company shall no longer apply.

                                   Very truly yours,

                                   United States Trust Company of New York

                                   By:
                                        ------------------------------------
                                        Name:
                                        Title:

cc:  BGLS Inc.

                                                                       EXHIBIT C

             [Letterhead of United States Trust Company of New York]

                                     [Date]

Bank of America, N.A.
231 LaSalle Street
Mail Code: IL-231-04-02
Chicago, Illinois  60697
Facsimile:  (704) 987-0500
Attention:  Donald Canfield
            Sheila Sanders
            Frank Hemeter

                            Re: NOTICE OF TERMINATION

Ladies and Gentlemen:


                  As referenced in the Account Control Agreement, dated May 14, 2001 among BGLS Inc., us and you (a copy of which is attached) we hereby give you notice that the security interests of the Collateral Agent in account number ________________ (the "ACCOUNT") have been terminated and the Collateral Agent has no further right to originate entitlement orders concerning the Account.

                                    Very truly yours,

                                    United States Trust Company of New York

                                    By:
                                         -----------------------------------
                                         Name:
                                         Title:

cc:  BGLS Inc.

                                                                       Exhibit D

                              PERMITTED SECURITIES

1. Direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America or agencies thereof for timely payment of which obligation or guarantee the full faith and credit of the United States of America or such agency is pledged.

2. Investments in commercial paper or master notes maturing within 270 days from the date of acquisition thereof and having (or the issuer thereof having), at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Rating Group or from Moody's Investor Services, Inc.

3. Investments in certificates of deposit, banker's acceptances, time deposits or "late cash" deposits/funding agreements maturing or puttable to the issuer thereof within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of, or licensed to conduct a banking or trust business in, the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 whose long-term debt is rated at least "A" or the equivalent thereof by both Standard & Poor's Rating Group and Moody's Investors Service, Inc.

4. Fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (1) above and entered into with a financial institution satisfying the criteria described in clause (3) above.

5.       Investments in the Nations Funds Cash Reserves Money Market Mutual
         Fund.